UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

     RESPONSE GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33509	11-3525548
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1640 Marengo St., 6th Floor

Los Angeles, California 90033

(323) 224-3900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2013, Response Genetics, Inc. (the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) with Pathwork (assignment for the benefit of creditors), LLC (“Seller”), pursuant to which the Company acquired substantially all of the assets (the “Purchased Assets”) of Pathwork Diagnostics, Inc. (“Pathwork”), which had previously assigned all of its assets to Seller for the benefit of its creditors pursuant to a General Assignment, dated as of April 2, 2013. Pursuant to the Purchase Agreement, the Company acquired all intellectual property, know-how, data, equipment and materials formerly owned by Pathwork which relate to its FDA-cleared Tissue of Origin (“TOO”) test.

The Company acquired the assets for the following consideration: (i) 500,000 newly-issued registered shares of the Company’s common stock (the “Shares”) issued to two senior secured creditors (the “Senior Secured Creditors”) of Pathwork which were designated by Seller in the Purchase Agreement and (ii) a cash payment of $200,000 to Seller.

The shares of the Company’s common stock issued pursuant to the Purchase Agreement are fully registered and freely tradable, provided, however, that each of the Senior Secured Creditors has agreed to, except as may be required by law, not sell any of the Shares acquired by it prior to June 30, 2014 (the “Lockup Period”) and not sell more than its pro rata share of an aggregate of 50,000 shares per month after the expiration of the Lockup Period.

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 10.1 attached hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the acquisition of the Purchased Assets is incorporated by reference into this Item 2.01.

Item 8.01 Other Events.

On August 26, 2013, the Company issued a press release announcing the matters set forth in Item 1.01 of this Current Report on Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit Number	Document Description

10.1	Asset Purchase Agreement, dated August 23, 2013, by and between Response Genetics, Inc. and Pathwork (assignment for the benefit of creditors), LLC.

99.1	Press Release, dated August 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE GENETICS, INC.

Date: August 26, 2013

By:  /s/ Adanech Getachew

Name: Adanech Getachew
Title: General Counsel